mandalay digital group

Mandalay Digital Group, Inc.

17th Annual Needham Growth Conference

mandalay digital group

Safe Harbor Statements.

Statements in this presentation that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases, revenue and product synergies, cost savings, product or competitive enhancements and any other statement that may be construed as a prediction of future performance or events, including that Appia's technology will enhance Mandalay Digital's existing products or foster new technology innovation, perceived benefits from the business combination, that the acquisition will result in increased revenue, cost savings and better competitive position, or that Mandalay Digital will successfully integrate Appia's technology, are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors include the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the merger or failure to satisfy other conditions to completion of the merger; the inability to complete the merger within the expected time period or at all, including due to the failure to obtain stockholder approval, or the failure to satisfy other conditions to completion of the merger; risks related to disruption of management's attention from the ongoing business operations due to the proposed merger; the effect of the announcement of the proposed merger on Mandalay's or Appia's relationships with their respective customers, lenders, operating results and businesses generally; material adverse changes in Mandalay Digital's or Appia's operations or financial results prior to closing; the ability to expand the combined company's global reach, accelerate growth and enhance a scalable, low-capex business model that drives EBITDA; failure to realize anticipated operational efficiencies, revenue (including projected revenue) and cost synergies and resulting revenue growth, EBITDA and free cash flow conversion if the merger is consummated; inability to refinance the assumed Appia debt subsequent to the closing or to refinance the debt on favorable terms; unforeseen challenges related to relationships with operators, publishers and advertisers and expanding and maintaining those relationships; the ability to execute upon, and realize any benefits from, potential value creation opportunities through strategic relationships in the future or at all, including the ability to leverage advertising opportunities effectively and increase revenue streams for carriers; unforeseen difficulties preventing rapid integration of Appia's app-install infrastructure into Digital Turbine's existing platform; the inherent and deal specific challenges in converting discussions with carriers into actual contractual relationships; the Company's ability as a smaller company to manage international, and as a result of the proposed merger, larger operations; varying and often unpredictable levels of orders; the challenges inherent in technology development necessary to maintain the Company's competitive advantage; the potential for unforeseen or underestimated cash requirements necessary to enable the transaction synergies to be realized, and other risks including those described from time to time in Mandalay Digital's filings on Forms 10-K and 10-Q with the SEC, press releases and other communications. You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures.

Adjusted EBITDA is calculated as income (loss) from continuing operations before interest expense, foreign exchange gains (losses), financing and related expenses, debt discount and debt settlement expense, gain or loss on extinguishment of debt, acquisition and integration costs, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, change in fair value of derivatives, and accruals for discretionary bonuses. Since Adjusted EBITDA is a non-GAAP measure that does not have a standardized meaning, it may not be comparable to similar measures presented by other companies. Readers are cautioned that Adjusted EBITDA should not be construed as an alternative to net income (loss) determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP. Adjusted EBITDA is used by management as an internal measure of profitability. We have included Adjusted EBITDA because we believe that this measure is used by certain investors to assess our financial performance before non-cash charges and certain costs that we do not believe are reflective of our underlying business. A reconciliation of Adjusted EBITDA to U.S. GAAP net income is included at the end of this presentation; however such reconciliation to future net income is not currently available without unreasonable effort. The information that is unavailable is primarily asset impairment and expenses related to stock-based compensation; it is probable that when such amounts are available they will result in a significant GAAP net loss for our second fiscal quarter notwithstanding our expected Adjusted EBITDA results.

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Agenda

- Market Opportunity
- Mandalay's Solution
- Distribution & Customers
- Financial Overview
- Team & Investors

mandalay digital group

Smartphones & apps are the technology platform of our time

1.4Bn	+2Bn	1.3M	+100k
smartphones shipped in 2014	**smartphones** predicted to ship in 2015	**apps** on both Google Play and the App Store	new **apps** each month

Smartphone shipments are predicted to exceed more than 2 billion devices in 2015, while application development across Google Play and iOS soars

86%

Of mobile time spent on applications

Untapped Monetization Opportunity



- Apps continue to dominate mobile web
- Mobile is 20% of media time, but only 4% of advertising spend
- App discovery is a challenge with more than 2.6M+ apps
- Total mobile app revenue forecast to reach $46B in 2016


CARRIER
Status
Photo
Check In
Suggested App
InstantCab
Get a ride in San Francisco with one click, track your driver on a map, and pay with your iPhone!
Install Now
Suggested App

Facebook Parallel

Facebook is currently driving approximately *$1.9 billion* in quarterly mobile ad revenue

- FB stock hits low of $17.73 on September 4, 2012
- Launches app install ads on October 17, 2012
- Facebook now has generated over **700M downloads** with **1.1 billion** mobile monthly active users

Source: *Facebook Third Quarter 2014 Results*

mandalay digital group



END-TO-END SOLUTIONS

COMPELLING TECHNOLOGY

UNIQUE DEMAND & SUPPLY

Our Vision

Build the largest independent ecosystem for app distribution

There is a multi-billion dollar opportunity to help the world's global operators, device manufacturers, publishers, and other third parties to monetize mobile content vs. how other large over-the-top providers are siphoning that revenue growth away from them today

Agenda

- Market Opportunity
- Mandalay's Solution
- Distribution & Customers
- Financial Overview
- Team & Investors

Digital Turbine product mix


OUT-OF-BOX
Ignite
• Mobile Application Management
SEARCH and DISCOVER
iQ
• Content, Brand Search and Discovery
SHOP
Marketplace
• Digital Application Distribution Service
BUY
Content
• Music
• Books
• Games
• Apps
PAY
Pay
• Bill
• Fulfill
• Monetize

digital turbine Ignite™
application management solution

Built for both Driving Efficiencies and Mobile Monetization

01 Monetize via CPI (Cost Per install) campaigns

02 Ability to run post-launch campaigns (notification tool)

03 Device type and language management

04 Ability to preload applications for licensing fee across any Smart Device

05 Integration into Operator Data and CRM systems

06 Shortcut tools that allow installed apps to be featured on the home screen

Optimizing User Flow to Increase Performance

Digital Turbine's Ignite simplifies the conversion flow for app installs from 6 steps to 2 steps, creating an order of magnitude increase in mobile monetization


Current Flow for Facebook, Appia, and others
1: Open app or mobile web site
2: Click on mobile ad for app install
3: Go to app store or Google Play
4: Install App
5: Open App
$

Optimizing User Flow to Increase Performance

Digital Turbine's Ignite simplifies the conversion flow for app installs from 6 steps to 2 steps, creating an order of magnitude increase in mobile monetization

Digital Turbine Ignite Flow


1
htc
2
htc
3

digital turbine iQ™

intelligent search


Google
Recommended Apps
OPEN

- Dynamic recommendations
- Data-driven
- Incremental revenue source
- User focused

Right person, right app, right time

Multiple delivery channels but one set of intelligence and backend systems to enable delivering the correct app to the correct person.

DT Product Vision: Right person, right app, right time

User Profile and Optimization technology will integrate with DT Ignite and DT IQ Product suites to get the right App installs to each consumer and deliver the highest quality customers to our Advertisers


Carriers
Publishers
Performance Data
Ignite
IQ
Ad Optimization Technology
App Graph
Device Profile Database
DT Recommendation Engine (xyo)
Carrier Data
verizon
Advertiser PIE Data
Hotels.com
Big Fish Games
STORM8

digital turbine **Content**™

content management solution

- Sphere in the Cloud.
- Full-service, all categories.
- Business models changing.
- Integrated billing.


SAMSUNG
11:09
Beez in the Trap (feat. 2 Chainz)
Recommended
Roman Holiday
I Am Your Leader
Champion
Automatic

mandalay digital group

digital turbine Pay™

secure in-app purchase

- Strategic.
- Content providers concerned.
- Operators limit connectivity.
- Expansion.


SAMSUNG
11:09
Marketplace
Captain America
Videos
Rihanna
Madonna
50 Cent
Zumba
Games & Apps
Words ...
Minesweeper
Solitaire
Angry Birds
Music

Strong Barriers to Entry & Competitive Advantage

- Although carriers have long sales cycles, once you're in…you're in
- Multi-year agreements
- Ignite ships on the smartphone's ROM: deeply embedded with the carriers
- Today open rates are approximately 30x+ better than current industry app install model, and expected to grow
- Strong intellectual property

Agenda

- Market Opportunity
- Mandalay's Solution
- Distribution & Customers
- Financial Overview
- Team & Investors

mandalay digital group

Customers Leveraging the Mandalay Platform

Telstra
vodafone
T-Mobile
Cellcom
avea
MSA Mobile Standards Alliance of India
at&t
Globe
verizon
XL
SingTel
SMART
VELATEL GLOBAL COMMUNICATIONS
U.S. Cellular

Publishers Leveraging the Appia Platform

Appia partners with **250+ Publishers** to monetize their mobile traffic

mandalay digital group

Appia's App Install Advertisers (CPI)

- GAMELOFT
- DeNA
- {Fiksu}
- hipmunk
- STORM8
- papaya
- King
- EA GAMES
- UBER
- GREE
- animoca
- twitter
- FOURSQUARE
- TALK
- NQ mobile
- TinyCo
- GOODGAME STUDIOS
- Spotify
- StubHub!
- art of click
- playphone
- M&CSAATCHI
- @mail.ru
- Cupid.com
- facebook
- OpenTable
- Zillow
- Playtika
- buddy
- Domino's Pizza
- CBS
- BitRhymes
- health
- PocketGems
- G-Gee
- motive interactive
- qeep
- Disney
- KS Mobile
- DRAGONPLAY
- PLAYSHOO
- CASINO
- Wooga
- PANDORA
- Expedia
- glispa
- priceline.com
- fetchmedia
- TRADEMOB
- paltalk
- mdotm
- SKOUT
- TEAMLAVA
- lyft
- PerBlue
- jampp
- SGN
- Big Fish Games
- pinger
- 畅游 ChangYou.com
- myxer
- [a·mo·bee]
- Hotels.com

Appia works with **150+ Advertisers & Agencies**, including 60 of the top 100 grossing apps on the App Store and Google Play

Agenda

- Market Opportunity
- Mandalay's Solution
- Distribution & Customers
- **Financial Overview**
- Team & Investors

mandalay digital group

Content revenue model

$3.00 — End User purchases content

$2.10 — DT bills Carrier PPD less taxes less Carrier Rev Share

$1.47 — DT pays content suppliers and third parties

$0.63 — DT margin varies by content type and supplier

- Traditional Carrier content services, transactional content sales for services built, hosted and managed by Digital Turbine
- API billing product enables third parties to monetize their services via direct carrier billing
- Revenue is recognized net of carrier revenue share
- DT manages the payment process for suppliers and third parties
- DT Content is a high revenue and variable margin product
- DT Pay is a high revenue, low margin product

Advertising revenue model – today

- **$3.00** — Appia or other Third Party collects CPI rate from Advertiser
- **$0.60** — Ad Partner Fee (Gross Profit for Appia/Third Party)
- **$2.40** — Appia or other Third Party 'sells' the advertising to Digital Turbine; Digital Turbine Gross Revenue
- **$1.20** — Revenue Share with Operator (varies by Operator)
- **$1.20** — Gross Profit for Digital Turbine

Advertising campaigns for **DT Ignite** and **DT IQ** generally sourced by third parties such as Appia

- The install event is triggered on either a "*Pre-Load*" or "*Open*" basis
- DT revenue recognized net of Ad partner fee (between 20%-30%, as appropriate)
- Operator rev share is DT cost of goods

mandalay digital group

Advertising revenue model – Pro Forma

$3.00	Digital Turbine Media collects CPI rate from Advertiser
$0.60	Gross Profit for Digital Turbine Media
$2.40	Digital Turbine Media 'sells' the advertising to DT Americas, EMEA, or APAC; Digital Turbine Gross Revenue
$1.20	Revenue Share with Operator (varies by Operator)
$1.20	Gross Profit for Digital Turbine Americas, EMEA, or APAC
$1.80	Gross Profit for Digital Turbine Group ($1.20 + $0.60)

- Pro forma for the Appia transaction, campaigns for **DT Ignite** and **DT IQ** will generally be sourced by Digital Turbine Media (formerly Appia)
- Digital Turbine Media "sells" the advertising to Digital Turbine Americas, EMEA, or APAC
- Overall Gross Profit to Digital Turbine Group to increase

Agenda

- Market Opportunity
- Mandalay's Solution
- Distribution & Customers
- Financial Overview
- Team & Investors

Experienced Executive Team



Bill Stone – Chief Executive Officer

- 20+ years experience in carrier relations, wireless, content, media, technology, marketing and distribution
- Executive positions at Qualcomm, Verizon, and Vodafone

Experienced Executive Team

- **Andrew Schleimer** – Executive Vice President and Chief Financial Officer
  - President, Au Courant Capital Corp.; EVP of Strategic Development, Dick Clark Productions; EVP of Strategic Development, Six Flags; VP of M&A, UBS
- **Nick Montes** – Head of Americas and EVP Global Business Development
  - President, Logia Mobile USA; President and CEO, Viva Vision; Director of Multicultural Marketing, Verizon Wireless
- **Zoe Adamovicz** – Head of EMEA and EVP Group Technology Development
  - CEO, Xyo; Exec positions Deloitte, Jamster, Fox Mobile
- **Marcin Rudolf** – Head of Group Technology
  - Chief Technical Officer and Cofounder, Xyo; Chief Technical Officer, Vulevu
- **Jon Mooney**– EVP Group Product, Operations and Delivery
  - Chief Operating Officer, MIA; Content Acquisition & Strategy, Telstra; Product Manager, T-Mobile
- **Kirstie Brown** – Principal Accounting Officer and EVP Global Finance Operations
  - Chief Financial Officer, MIA; Controller, MBlox
- **Harris Thurmond**– VP Product
  - Director of Mobile Software Development, Dell; Program Manager, Microsoft

Experienced Executive Team: Appia

- **Jud Bowman** – Founder and Chief Executive Officer
  - Co-Founder and CTO, Motricity
- **Jamie Fellows** - Chief Product Officer
  - SVP of Product, Millennial Media; VP of Product Management, AOL; Director of Product, Management Advertising.com
- **Tim Oakley** – Chief Financial Officer
  - CFO, iContact; CFO, CipherTrust; CFO, OpenSite; Exec positions, Broadband Technologies, MCI
- **Ken Hayes** – Chief Revenue Officer
  - EVP Carrier Relationships, ThumbPlay; SVP of Global Sales, Motricity
- **Jeff Henderson** – VP Engineering and IT Operations
  - Director of Engineering, Novarra; Director of Engineering, Motricity
- **Jim Harvey** – SVP Advertising Sales
  - VP of Client Strategy Brooks Bell, SVP of Consumer & Developer Services, Motricity
- **Matt Tubergen** – VP of Business Development and Supply
  - SVP & GM of USA, Taptica; Product Manager, Recharge Studios W3i; Co-Founder, Azomob; Director, THQ Wireless

Pro Forma: Board of Directors and Equity Ownership Structure

Board Composition Post Close
Rob Deutschman, Chairman*
Peter Guber
Paul Schaeffer
Chris Rogers
Jeff Karish
Bill Stone**
Jud Bowman
Craig Forman

**Rob Deutschman previously appointed Chairman of the Board*
***Bill Stone expected to replace Peter Adderton on the Board in mid-January*

Equity Ownership Structure


% Shares Held Today
18%
82%
Insiders
Public Float
% Shares Held Post Close
33%
12%
55%
Appia
Other insiders
Public Float

Increased ownership by senior executive/founders and long-term strategic investors

Transaction Process

Step	Expected Timing
Filing s-4	December 3rd
SEC Feedback	January
MNDL Shareholder Vote	20 business days after SEC clearance
Closing	Estimated first calendar quarter 2015

- Acquisition expected to close CQ1'15
- Company changing name to Digital Turbine and Ticker to 'APPS' in mid-January

Appendix

Digital Turbine IQ Suite

Blend of App Recommendations and targeted sponsored app placement delivered from IQ cloud service


IQ Engine
Lighter Sponsored Apps, more additional user functionality
Information about user preferences and behavior
Pure Sponsored apps, lightest additional functionality
IQ Organizer
IQ Search
IQ App Deck
IQ App Wall
Band
Jump & Run Games

mandalay digital group

Appia: Revs from Chinese Publishers

cheetahmobile

KS Mobile

Bai du 百度

畅游 ChangYou.com


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14

mandalay digital group

Additional Information

Additional Information and Where to Find It

In connection with the proposed transaction, Mandalay Digital has filed with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that includes a proxy statement and a prospectus. The definitive proxy statement/prospectus will contain important information about the proposed transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Mandalay Digital with the SEC at the SEC's web site at www.sec.gov. These documents may be accessed and downloaded for free at Mandalay Digital's website at www.mandalaydigital.com, or requested from Mandalay Digital by mail at 2811 Cahuenga Boulevard West, Los Angeles, CA 90068, or by directing a request to MacKenzie Partners, Inc., 105, Madison Avenue, New York, New York, 10016, (212) 929-5500, proxy@mackenziepartners.com .

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Mandalay Digital. However, Mandalay Digital and its directors and executive officers and certain members of management and employees may be deemed to be participants in the solicitation of proxies from Mandalay Digital's stockholders in respect of the proposed transaction. Information regarding the directors and executive officers of Mandalay may be found in its Form 10-K/A for the fiscal period ended March 31, 2014, which was filed with the SEC on July 29, 2014. Other information regarding the interests of those persons and other persons in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described in the preceding paragraph.